EXHIBIT 10.1

CONSENT, RELEASE AND
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND OTHER CREDIT DOCUMENTS
THIS CONSENT, RELEASE AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS is dated as of February 20, 2015 (this "Agreement"), among ALERIS INTERNATIONAL, INC., a Delaware corporation ("Aleris"), the other borrowers party hereto (together with Aleris, the "Borrowers"), the Lenders party hereto (the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").
RECITALS:
The Borrowers, the lenders from time to time party thereto, the Administrative Agent, J.P. Morgan Securities LLC, as Syndication Agent, Barclays Capital, the investment banking division of Barclays Bank PLC, Deutsche Bank AG New York Branch and UBS Securities LLC, as Co-Documentation Agents, RBS Business Capital, a division of RBS Asset Finance Inc., a subsidiary of RBS Citizens Bank, N.A., as Senior Managing Agent, and Bank of America, N.A., Deutsche Bank AG New York Branch and JPMorgan Chase Bank, N.A., as Co-Collateral Agents, are parties to an Amended and Restated Credit Agreement dated as of June 30, 2011 (as at any time amended, restated, modified or supplemented, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Agreement.
Aleris has advised Administrative Agent and Lenders of the proposed sale by certain Borrowers and their Affiliates to SGH Acquisition Holdco, Inc., a Delaware corporation, and Evergreen Holding Germany GmbH, a limited liability company organized under the laws of Germany (collectively, the "Purchasers"), of the Equity Interests of (i) Aleris Recycling, Inc., a Delaware corporation and a U.S. Borrower under the Credit Agreement ("Recycling"), (ii) Aleris Specification Alloy Products Canada Company, an unlimited liability company organized under the laws of Nova Scotia and the Canadian Borrower under the Credit Agreement ("Specification Alloy Canada"), (iii) Aleris Recycling (German Works) GmbH, a limited liability company organized under the laws of Germany and a Specified European Manufacturing Subsidiary under the Credit Agreement ("Recycling German Works"), (iv) Aleris Recycling (Swansea) Ltd., a company organized under the laws of England and Wales and the U.K. Guarantor and a Specified European Manufacturing Subsidiary under the Credit Agreement ("Recycling Swansea"), (v) Aleris Nuevo Leon, S. de R.L. de C.V., a company organized under the laws of Mexico ("Recycling Mexico"), and (vi) Aleris Aluminum Norway AS, a company organized under the laws of Norway ("Recycling Norway"; Recycling, Specification Alloy Canada, Recycling German Works, Recycling Swansea, Recycling Mexico and Recycling Norway are hereinafter referred to collectively as the "Transferred Entities" and each as a "Transferred Entity"), pursuant to the terms of the Purchase and Sale Agreement among certain Borrowers and certain of their Affiliates, the Purchasers and Signature Group Holdings, Inc., a Delaware corporation ("SGH") dated as of October 17, 2014 and as in effect on the date of this Agreement, except for changes that have been approved by the Administrative Agent. (the "Recycling Business Purchase Agreement").
The Recycling Business Purchase Agreement provides for a purchase price of approximately $525,000,000 to be paid to certain Borrowers and certain of their Affiliates in consideration for the sale of the Equity Interests of the Transferred Entities, which purchase price is to be comprised of $495,000,000 in cash (the "Recycling Business Cash Proceeds") (up to $60,000,000 of which may be in the form of Series B Preferred Stock of SGH (the "Recycling Business Equity Interest Proceeds")).

The sale of the Equity Interests of the Transferred Entities pursuant to the Recycling Purchase Agreement will also result in the transfer of ownership of the Transferred Entities' Subsidiaries, including (i) Aleris Specialty Products, Inc., a Delaware corporation and a U.S. Borrower under the Credit Agreement ("Specialty Products"), (ii) Aleris Specification Alloys, Inc., a Delaware corporation and a U.S. Borrower under the Credit Agreement ("Specification Alloys"), (iii) Aleris Recycling Bens Run, LLC, a Delaware limited liability company and a U.S. Borrower under the Credit Agreement ("Bens Run"), (iv) ETS Schaefer, LLC, an Ohio limited liability company and a U.S. Borrower under the Credit Agreement ("Schaefer"), (v) IMSAMET of Arizona, an Arizona general partnership ("IMSAMET"), and (vi) Aluminum Recycling Services, S. de R.L. de C.V., a company organized under the laws of Mexico ("Recycling Services Mexico"; Specialty Products, Specification Alloys, Bens Run, Schaefer, IMSAMET and Recycling Services Mexico are hereinafter referred to collectively as the "Transferred Subsidiaries" and each as a "Transferred Subsidiary" and together with the Transferred Entities, collectively, the "Recycling Business Entities" and each as a "Recycling Business Entity", and with such sale of the Recycling Business Entities pursuant to the terms of the Recycling Business Purchase Agreement hereinafter referred to as the "Recycling Business Sale").
Aleris has advised Administrative Agent and Lenders further that, in anticipation of the proposed Recycling Business Sale, during the 7-day period immediately preceding the Recycling Business Sale Date (as defined below), Aleris Switzerland GmbH, a company with limited liability organized under the laws of Switzerland and the European Borrower under the Credit Agreement (the "European Borrower"), intends to (i) enter into an amendment to the Amended and Restated Non-Recourse Receivables Purchase Agreement dated June 1, 2010 (as at any time amended, restated, modified or supplemented, the "German Receivables Purchase Agreement"), which amendment (the "German Works RPA Amendment") shall (A) terminate the arrangements by which the European Borrower purchases receivables from Recycling German Works and (B) exclude Recycling German Works as a "Seller" and a "Collection Agent" thereunder, and (ii) re-sell to Recycling German Works the receivables of Recycling German Works previously purchased by the European Borrower that remain outstanding on the date of the German Works RPA Amendment.
Aleris has also advised Administrative Agent and Lenders of a separate proposed sale with respect to Aleris' European and Chinese extrusion businesses (the "Extrusion Business Sale"), which sale involves the Equity Interests and/or assets of certain Subsidiaries of Aleris which are not Credit Parties under the Credit Documents and which sale is expected to be consummated on or before June 30, 2015 or such later date as may be agreed to by Administrative Agent (the date on which the Extrusion Business Sale is consummated is hereinafter referred to as the "Extrusion Business Sale Date"). In anticipation of the proposed Extrusion Business Sale, during 7-day period immediately preceding the Extrusion Business Sale Date, the European Borrower intends to (i) enter into an amendment to the German Receivables Purchase Agreement, which amendment (the "Extruded Products RPA Amendment") shall (A) terminate the arrangements by which the European Borrower purchases receivables from Aleris Extruded Products Germany GmbH, a company with limited liability organized under the laws of Germany ("Extruded Products Germany") and (B) exclude Extruded Products Germany as a "Seller" and a "Collection Agent" thereunder, and (ii) re-sell to Extruded Products Germany the receivables of Extruded Products Germany previously purchased by the European Borrower that remain outstanding on the date of the Extruded Products RPA Amendment.
For purposes of this Agreement, (i) the proposed re-sale of receivables by the European Borrower to Recycling German Works is hereinafter referred to as the "Recycling Receivables Re-Sale", (ii) the proposed re-sale of receivables by the European Borrower to Extruded Products Germany is hereinafter referred to as the "Extrusion Receivables Re-Sale", (iii) the Recycling Receivables Re-Sale and the Extrusion Receivables Re-Sale are hereinafter collectively referred to as the "Receivables Re-Sales" and each as a "Receivables Re-Sale", and (iv) the receivables of Recycling German Works and Extruded

Products Germany to be sold pursuant to the Receivables Re-Sales are hereinafter referred to as the "Repurchased Receivables".
Pursuant to Section 10.02 of the Credit Agreement, no Borrower or any other Credit Party is permitted to, among other things, sell, lease or otherwise dispose of all or any part of its property or assets, except in certain specified circumstances which do not apply to the proposed Recycling Business Sale or the Receivables Re-Sales. As a result of the foregoing restrictions, Borrowers have requested that (a) the Required Lenders (i) consent to the Recycling Receivables Re-Sale, the Recycling Business Sale, and the Extrusion Receivables Re-Sale and waive the provisions of Section 10.02 of the Credit Agreement with respect to such Recycling Receivables Re-Sale, Recycling Business Sale, and Extrusion Receivables Re-Sale, and (ii) release the applicable Recycling Business Entities as Credit Parties under the Credit Documents, and enter into certain amendments to the Credit Agreement with the remaining Credit Parties, and (b) Administrative Agent release its Liens in (i) the assets of the applicable Recycling Business Entities and (ii) the Repurchased Receivables.
Each of the Lenders hereto (which Lenders collectively constitute the Required Lenders referred to in the Credit Agreement), have agreed, subject to the terms and conditions set forth herein, (a) to consent to the Recycling Receivables Re-Sale, the Recycling Business Sale and the Extrusion Receivables Re-Sale and waive the provisions of Section 10.02 of the Credit Agreement with respect to such Recycling Receivables Re-Sale, Recycling Business Sale and Extrusion Receivables Re-Sale, and, (b) effective upon the consummation of the Recycling Business Sale, to release the applicable Recycling Business Entities from their obligations as Credit Parties under the Credit Documents, and (c) enter into certain amendments to the Credit Agreement with the remaining Credit Parties in connection therewith. Further, pursuant to such consent and waiver, the provisions of Section 10.02 of the Credit Agreement authorize Administrative Agent to release its Liens in the assets of the applicable Recycling Business Entities and the Repurchased Receivables, which Liens in such assets and Repurchased Receivables secure the Obligations.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.    Consent to Recycling Receivables Re-Sale and Extrusion Receivables Re-Sale; Release of Administrative Agent's Liens in Repurchased Receivables. At the request of Borrowers, the Required Lenders hereby consent to the Recycling Receivables Re-Sale and the Extrusion Receivables Re-Sale, in each case on the terms set forth above and waive the provisions of Section 10.02 with respect to each such Receivables Re-Sale, subject, however, to the satisfaction of each of the following conditions precedent thereto, in each case in form and substance satisfactory to Administrative Agent (collectively, the "Receivables Re-Sale Consent and Release Conditions"):
(i)    Fully Executed Counterpart. The Administrative Agent shall have received counterparts of this Agreement duly executed by each of the Borrowers and the Required Lenders, and counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit A hereto, duly executed by each of the Guarantors other than the Recycling Credit Parties;
(ii)    Deadline. In the case of the Recycling Receivables Re-Sale, such sale of the applicable Repurchased Receivables shall be consummated on or during the 7-day period prior to the Recycling Business Sale Date, and in the case of the Extrusion Receivables Re-Sale, such sale of the applicable Repurchased Receivables shall be consummated on or during the 7-day period prior to the Extrusion Business Sale Date;

(iii)    No Default. No Default or Event of Default shall have occurred and be continuing at the time of the applicable Receivables Re-Sale and immediately after giving effect thereto;
(iv)    Receipt and Application of Receivables Re-Sale Proceeds. The European Borrower shall have received, in immediately available funds on the applicable Receivables Re-Sale date, the aggregate fair market value of all Repurchased Receivables sold by the European Borrower pursuant such Receivables Re-Sale;
(v)    Amendments to Receivables Purchase Agreements. Administrative Agent shall have received on or prior to the applicable Receivables Re-Sale date, (i) in the case of the Recycling Receivables Re-Sale, the duly executed German Works RPA Amendment, and (ii) in the case of the Extrusion Receivables Re-Sale, the duly executed Extruded Products RPA Amendment; and
(vi)    Updated Borrowing Base Certificate. To the extent the applicable Receivables Re-Sale would cause the Borrowing Base limitations described in Section 5.02(a) of the Credit Agreement to be exceeded or would cause Excess Availability to be less than $50,000,000, in either case on the applicable Receivables Re-Sale date after giving effect thereto, Administrative Agent shall have received on such applicable Receivables Re-Sale date, an updated Borrowing Base Certificate reflecting the removal of all applicable Repurchased Receivables therefrom and the concurrent repayment of all Revolving Loans required pursuant to Section 5.02.
2.    Consent to Recycling Business Sale; Release of Recycling Credit Parties. At the request of Borrowers, (a) the Required Lenders hereby consent to the Recycling Business Sale on the terms set forth above and in the Recycling Business Purchase Agreement and waive the provisions of Section 10.02 with respect to such Recycling Business Sale, and (b) the Required Lenders agree that, effective upon the consummation of the Recycling Business Sale, (i) each of Recycling, Specialty Products, Specification Alloys, Bens Run, and Schaefer shall be released as U.S. Borrowers and Credit Parties with respect to the Obligations under the Credit Agreement and the other Credit Documents, (ii) Specification Alloy Canada shall be released as Canadian Borrower and a Credit Party with respect to the Obligations under the Credit Agreement and the other Credit Documents, (iii) Recycling Swansea shall be released as a U.K. Guarantor with respect to the Obligations under the Credit Agreement and the other Credit Documents and as a Specified European Manufacturing Subsidiary thereunder, and (iv) Recycling German Works shall be released as a Specified European Manufacturing Subsidiary under the Credit Agreement and other Credit Documents (collectively, the "Recycling Credit Parties"), subject, however, in the case of both the consent described in clause (a) above and the release described in clause (b) above, to the satisfaction of each of the following conditions precedent thereto, in each case in form and substance satisfactory to Administrative Agent (collectively, the "Recycling Business Sale Consent and Release Conditions"):
(i)    Satisfaction of Receivables Re-Sale Consent and Release Conditions. The Receivables Re-Sale Consent and Release Conditions shall have been satisfied with respect to the Recycling Receivables Re-Sale;
(ii)    Deadline. The Recycling Business Sale shall be consummated on or before June 30, 2015 (the date on which the Recycling Business Sale is consummated is hereinafter referred to as the "Recycling Business Sale Date");

(iii)    No Default. No Default or Event of Default shall have occurred and be continuing at the time of the Recycling Business Sale and immediately after giving effect thereto;
(iv)    Fully Executed Release. Administrative Agent shall have received, on the Recycling Business Sale Date, a counterpart of the Release of Recycling Credit Parties in the form attached hereto as Exhibit B, duly executed by each of the Recycling Credit Parties;
(v)    Receipt and Application of Recycling Business Cash Proceeds. The Borrowers shall have received, in immediately available federal funds on the Recycling Business Sale Date, Recycling Business Cash Proceeds, a portion of which shall be applied by Aleris on the Recycling Business Sale Date to repay the outstanding principal balance of the Revolving Loans under the Credit Agreement (but without any corresponding permanent Commitment reduction) in an amount sufficient to cause Excess Availability to be no less than $200,000,000 on the Recycling Business Sale Date after giving effect to the Recycling Business Sale; and
(vi)    Preliminary Closing Statement and Updated Borrowing Base Certificate. Administrative Agent shall have received prior to the Recycling Business Sale Date (A) a copy of the Preliminary Closing Statement delivered by Aleris Corporation pursuant to Section 2.05 of the Recycling Business Purchase Agreement prior to the Recycling Business Sale Date, and (B) an updated Borrowing Base Certificate from the remaining Borrowers after giving effect to the Recycling Business Sale, which updated Borrowing Base Certificate shall reflect the removal of all assets of the Recycling Credit Parties therefrom (including any prior Receivables Re-Sale not already reflected) and the concurrent repayment of all Revolving Loans provided for in clause (v) above.
Further, nothing contained in this Agreement shall grant or create in favor of Administrative Agent or any other Secured Party any security interest in or lien on any of the Recycling Business Equity Interest Proceeds.
3.    Release of Administrative Agent's Liens; Effect of Release.
(a)    Upon satisfaction of each of the applicable Receivables Re-Sale Consent and Release Conditions, the parties hereto agree that (i) with respect to the Recycling Receivables Re-Sale, the applicable Repurchased Receivables shall be sold by the European Borrower to Recycling German Works free and clear of the Liens created by the Security Documents, and (ii) with respect to the Extrusions Receivables Re-Sale, the applicable Repurchased Receivables shall be sold by the European Borrower to Extruded Products Germany free and clear of the Liens created by the Security Documents, and, in each case pursuant to Section 10.02 of the Credit Agreement, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing, including the release of Administrative Agent's Liens on the applicable Repurchased Receivables as security for the Obligations under the Credit Agreement and the other Credit Documents. The release of Administrative Agent's Liens in the applicable Repurchased Receivables shall be evidenced by (x) the filing by Borrowers or their respective agents, at Borrowers' expense, of UCC financing statement amendments in the forms attached hereto as Exhibit C-1; provided, that the UCC financing statement amendment relating to the receivables of Recycling German Works shall only be filed in connection with the consummation of the Recycling Receivables Re-Sale, and the UCC financing statement amendment relating to the receivables of Extruded Products Germany shall only be filed in connection with the consummation of the Extrusion Receivables Re-Sale, and (y) the delivery of such other release documentation as may be reasonably requested by the Recycling Credit Parties and required in accordance with applicable law with respect to those Repurchased Receivables governed by the law of any jurisdiction other than any state of the United States or the District of Columbia, in each case in the forms attached hereto as Exhibit C-1.
(b)    Upon satisfaction of each of the Recycling Business Sale Consent and Release Conditions, the parties hereto agree that the Recycling Credit Parties and their Collateral shall be sold free and clear of the Liens created by the Security Documents, and, pursuant to Section 10.02 of the Credit Agreement, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing, including the release of Administrative Agent's Liens on the assets of the Recycling Credit Parties as security for the Obligations under the Credit Agreement and the other Credit Documents. The release of Administrative Agent's Liens shall be evidenced by (x) the filing, at Borrowers' expense, of UCC financing statement terminations and (y) the delivery of such other release documentation as may be reasonably requested by Recycling Credit Parties and required in accordance with applicable law with respect to those Recycling Credit Parties organized in jurisdictions outside the United States, in each case in the forms attached hereto as Exhibit C-2.
(c)    The parties hereto further acknowledge and agree that, after giving effect to the foregoing release of the Recycling Credit Parties and the release of Administrative Agent's Liens on their assets, effective as of the First Amendment Effective Date (as defined below), (i) there shall be no Canadian Borrower or U.K. Guarantor under the Credit Agreement, and (ii) unless and until a new Canadian Borrower is joined as a party to the Credit Agreement pursuant to the terms of Section 9.11 thereof (as amended by this Agreement), no Lender or Issuing Lender shall be required to act as a Canadian Lender or Canadian Reference Lender thereunder (nor designate any Affiliate or branch of such Lender to act in such capacity) nor make any Canadian Revolving Loans or issue any Canadian Letters of Credit thereunder, and for purposes of any further amendments to or modifications or waivers of any provisions of the Credit Agreement prior to the occurrence of the Canadian Borrower Joinder Date (as defined below), any currently designated Canadian Affiliate or branch of any Lender shall not be required as a signatory in order to evidence such Lender's consent to any such amendments, modifications or waivers.
4.    Amendments to Credit Agreement and other Credit Documents. Upon (i) the consummation of the Recycling Business Sale and (ii) the satisfaction of each of the Recycling Business Sale Consent and Release Conditions set forth herein (such conditions are hereinafter referred to as the "Amendment Conditions", and the date on which such Amendment Conditions have been satisfied is hereinafter referred to as the "First Amendment Effective Date"), the parties hereto hereby agree to amend the Credit Agreement and the other Credit Documents as follows:
4.01    Amendments to the Credit Documents. The Credit Documents, including the Credit Agreement, shall be amended, effective upon the First Amendment Effective Date, as follows:
(a)    By deleting all references in the Credit Agreement and the other Credit Documents to Aleris Recycling, Inc., a Delaware corporation, Aleris Specialty Products, Inc., a Delaware corporation, Aleris Specification Alloys, Inc., a Delaware corporation, Aleris Recycling Bens Run, LLC, a Delaware limited liability company, and ETS Schaefer, LLC, a Delaware limited liability company, as parties to such Credit Documents, including in their capacities as U.S. Borrowers and Credit Parties thereunder.
(b)    By deleting all references in the Credit Agreement and the other Credit Documents to Aleris Specification Alloy Products Canada Company, an unlimited liability company organized under the laws of Nova Scotia, as a party to such Credit Documents, including in its capacities as Canadian Borrower and a Credit Party thereunder.

(c)    By deleting all references in the Credit Agreement and the other Credit Documents to Aleris Recycling (German Works) GmbH, a limited liability company organized under the laws of Germany, as a party to such Credit Documents, including in its capacity as a Specified European Manufacturing Subsidiary under the Credit Agreement.
(d)    By deleting all references in the Credit Agreement and the other Credit Documents to Aleris Recycling (Swansea) Ltd., a company organized under the laws of England and Wales, as a party to such Credit Documents, including in its capacities as a U.K. Guarantor, a Credit Party and a Specified European Manufacturing Subsidiary thereunder.
4.02    Amendments to the Credit Agreement. In addition to the foregoing amendments to the Credit Documents, the parties hereto agree to amend the Credit Agreement, effective on the First Amendment Effective Date, as follows:
(a)    General Amendments
(i)    Section 10.05 of the Credit Agreement is hereby amended by adding the following clause (xxiii) at the end thereof:
(xxiii)    investments consisting of Series B Non-Participating Preferred Stock of Signature Group Holdings, Inc. not to exceed $60,000,000 in the initial aggregate amount plus accrued and unpaid dividends and distributions thereon.
(b)    Amendments in Connection with Sale and Release of Canadian Borrower. In connection with the sale and release of Specification Alloy Canada as Canadian Borrower pursuant to the terms of this Agreement, the Credit Agreement shall be amended as follows:
(i)    By deleting the definitions of "Canadian Borrower", "Canadian Lender" and "Canadian Reference Lender" contained in Section 1 of the Credit Agreement and by substituting in lieu thereof the following new definitions of "Canadian Borrower", "Canadian Borrower Joinder Date", "Canadian Lender" and "Canadian Reference Lender" in proper alphabetical sequence:
"Canadian Borrower" shall mean a Restricted Subsidiary which is organized under the laws of Canada or any province or territory thereof which becomes a Borrower pursuant to Section 9.11.
"Canadian Borrower Joinder Date" shall mean the date on which (i) all conditions set forth in Section 9.11 have been satisfied (or waived) as necessary for a Restricted Subsidiary to become the Canadian Borrower, in each case, in form and substance satisfactory to Administrative Agent, and (ii) all documentation and other information reasonably requested under Section 9.01(m) with respect to such Restricted Subsidiary has been furnished to Administrative Agent.
"Canadian Lender" shall mean, upon the occurrence of the Canadian Borrower Joinder Date, each Lender, each of which shall be a Canadian Resident unless otherwise permitted in this Agreement, and which shall have a Commitment or which shall have any outstanding Canadian Revolving Loans. Unless the context otherwise requires, upon the occurrence of the Canadian Borrower Joinder Date, each reference in this Agreement to a Lender shall include each Canadian Lender and shall include references to any Affiliate or branch of any such Lender which is acting as a Canadian Lender.
"Canadian Reference Lender" shall mean, upon the occurrence of the Canadian Borrower Joinder Date, Bank of America, N.A. (acting through its Canada branch).
(ii)    By adding the following lead-in sentence at the beginning of Section 2.17 of the Credit Agreement:
Upon the occurrence of the Canadian Borrower Joinder Date and at all times thereafter:
(iii)    By adding the following new sentence at the end of Section 9.11 of the Credit Agreement:
The parties hereby acknowledge and agree that, on or before the Canadian Borrower Joinder Date, the Canadian Borrower shall execute and deliver the Canadian Security Documents, each in form and substance satisfactory to Co-Collateral Agents, which Canadian Security Documents shall grant Administrative Agent Liens securing the Obligations.
(c)    Amendments in Connection with Sale and Release of U.K. Guarantor. In connection with the sale and release of Recycling Swansea as U.K. Guarantor and a Specified European Manufacturing Subsidiary pursuant to the terms of this Agreement, the Credit Agreement shall be amended as follows:
(i)    By deleting the words "and the UK Guarantor" in the seventh "WHEREAS" paragraph of the Recitals to the Credit Agreement and the words "the UK Guarantor and its Subsidiaries" from the tenth and eleventh "WHEREAS" paragraphs of the Recitals to the Credit Agreement.
(ii)    By deleting the words "or by the U.K. Guarantor" and "or the U.K. Guarantor" from the definition of "Eligible European Accounts" contained in Section 1 of the Credit Agreement.
(iii)    By deleting the words "the U.K. Guarantor (to the extent located in the United Kingdom)" from the lead-in sentence to the definition of "Eligible Inventory" contained in Section 1 of the Credit Agreement, and the words "or in the case of the any Eligible U.K. Inventory, at one of the locations in the United Kingdom set forth on Schedule XIII" contained in clause (b) of such definition.
(iv)    By deleting the definition of "Eligible U.K. Inventory" contained in Section 1 of the Credit Agreement.
(v)    By deleting the definition of "European Borrowing Base" contained in Section 1 of the Credit Agreement, and by substituting in lieu thereof the following:

"European Borrowing Base" shall mean, as of any date of determination, the result of, in each case using the Dollar Equivalent of all amounts in any Available Currency:

(a)    85% of the amount of Eligible European Accounts, plus
(b)    the aggregate amount of reserves, if any, established by the Co-Collateral Agents under Section 2.01(d) with respect to the European Borrowing Base.
(vi)    By deleting the words "the U.K. Guarantor and" from the definition of "European Subsidiary Guarantor" contained in Section 1 of the Credit Agreement.
(vii)    By deleting the words "and Inventory of the U.K. Guarantor" from the definition of "Inventory" contained in Section 1 of the Credit Agreement.
(viii)    By deleting the words "the Canadian Borrower's, or the U.K. Guarantor's" from the definition of "Net Liquidation Percentage" contained in Section 1 of the Credit Agreement, and by substituting in lieu thereof the words "or the Canadian Borrower's".
(ix)    By deleting the definition of "U.K. Guarantor" contained in Section 1 of the Credit Agreement.
(x)    By deleting the references to "the U.K. Guarantor" contained in Section 5.03(b) (i)(C) and (b)(ii) of the Credit Agreement, and the words "(other than the U.K. Guarantor)" from Section 5.03(c) of the Credit Agreement.
(xi)    By deleting the words "the Canadian Credit Parties and the U.K. Guarantor" from Section 9.06(b)(i) of the Credit Agreement, and by substituting in lieu thereof the words "and the Canadian Credit Parties".
(xii)    By deleting the words "(other than U.K. Inventory included in the Collateral)" from Section 10.04(xxvi) of the Credit Agreement.
(xiii)    By deleting the reference to "U.K. Guarantor" from Section 10.10(e) of the Credit Agreement.
(xiv)    By deleting the words "or the U.K. Guarantor" and "the U.K. Guarantor" from Section 12.01 of the Credit Agreement.
(xv)    By deleting the reference to "U.K. Guarantor" from Section 13.12(a) and (b) of the Credit Agreement.
(d)    Amendments in Connection with Sale and Releases of Other European Subsidiaries and European Restructuring Transactions. In connection with the sale and release of each of Recycling German Works and Extruded Products Germany as a Specified European Manufacturing Subsidiary pursuant to the terms of this Agreement, and certain other name changes and corporate structuring transactions by the European Credit Parties which have occurred since the Closing Date, the Credit Agreement shall be amended as follows:

(i)    By deleting the definition of "European Parent Guarantor" contained in Section 1 of the Credit Agreement, and by substituting in lieu thereof the following:
"European Parent Guarantor" shall mean each of (i) the direct parent of the European Borrower and (ii) the direct or indirect parent of the entity described in preceding clause (i) which is not a U.S. Credit Party. On February __, 2015, the European Parent Guarantors are Dutch Aluminum C.V., a limited partnership organized under the laws of The Netherlands, and Aleris Aluminum Netherlands BV, a private company with limited liability organized under the laws of The Netherlands, formerly known as Aleris Recycling Holding B.V.
(ii)    By deleting the definition of "Specified European Manufacturing Subsidiary" contained in Section 1 of the Credit Agreement, and by substituting in lieu thereof the following:
"Specified European Manufacturing Subsidiary" shall mean Aleris Aluminum Duffel BVBA, Aleris Rolled Products Germany GmbH (formerly known as Aleris Aluminum GmbH), and any other Subsidiary of Aleris which shall be reasonably satisfactory to the Administrative Agent.
(iii)    By deleting the references to "Aleris Aluminum GmbH" and "Aleris Recycling (German Works) GmbH" from the definition of "Wholly-Owned Subsidiary" contained in Section 1 of the Credit Agreement, and by substituting in lieu thereof a reference to "Aleris Rolled Products Germany GmbH (formerly known as Aleris Aluminum GmbH)".
4.03    Waiver and Effects of this Agreement.
(a)    On the First Amendment Effective Date, the Credit Agreement and the other Credit Documents will be automatically amended to reflect the amendments thereto provided for in Section 4 of this Agreement. The rights and obligations of the parties hereto shall be governed (i) prior to the First Amendment Effective Date, by the Credit Agreement and the other Credit Documents and (ii) on and after the First Amendment Effective Date, by the Credit Agreement and the other Credit Documents as amended by this Agreement. Once the First Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this Agreement, and all references to the Credit Documents in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Documents as amended by this Agreement.
(b)    Other than as specifically provided herein, this Agreement shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document or of any other term or condition of the Credit Agreement or any other Credit Document, nor shall the entering into of this Agreement preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Agreement is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender, and no Lender shall have any obligation to extend credit to the Borrowers other than pursuant to the strict terms of the Credit Agreement and the other Credit Documents, as amended or supplemented to date (including by means of this

Agreement). Without limiting the generality of the foregoing, all indemnities set forth in the Credit Agreement, including, without limitation, in Sections 2.10, 2.11, 3.06, 5.04, 12.06 and 13.01, and the reinstatement provisions of Section 14.02, shall survive the execution and delivery of this Agreement and the repayment of the Obligations contemplated herein.
(c)    Further, for the avoidance of doubt, on and after the First Amendment Effective Date, the Recycling Credit Parties shall no longer constitute Subsidiaries or Affiliates of Aleris or any of its Subsidiaries for any purpose under the Credit Agreement and other Credit Documents, including with respect to any transactions previously permitted with respect to such Recycling Credit Parties under Section 10.06 of the Credit Agreement.
(d)    Without limiting the foregoing, Aleris will, and will cause each of the Credit Parties to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions, which may be required by law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement.
5.    Representations and Warranties. In order to induce the Required Lenders to agree to the consents, releases and amendments contained set forth in this Agreement, each of the Borrowers other than the Recycling Business Credit Parties represents and warrants as set forth below:
(a)    After giving effect to this Agreement, the Credit Agreement and the other Credit Documents, as amended, do not impair the validity, effectiveness, perfection or priority of the Liens granted pursuant to the Credit Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. The position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Credit Documents and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Credit Documents have not been adversely affected in any material respect by the amendments to the Credit Agreement and the other Credit Documents effected pursuant to this Agreement or by the execution, delivery, performance or effectiveness of this Agreement.
(b)    Each Borrower reaffirms as of the date hereof and the First Amendment Effective Date its covenants and agreements contained in the Credit Agreement and each other Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Agreement on the First Amendment Effective Date. Each Borrower further confirms that each Credit Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement and the other Credit Documents may be amended by this Agreement.
(c)    This Agreement constitutes the legal, valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(d)    The parties signatory to the Acknowledgment and Agreement delivered pursuant to this Agreement constitute all of the Persons who (together with the Borrowers) are or are required under the terms of the Credit Documents to be Credit Parties.

(e)    Each Borrower has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement and the Credit Agreement and the other Credit Documents as amended by this Agreement.
(f)    As of the First Amendment Effective Date (and giving effect to this Agreement), no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement or the Credit Agreement and the other Credit Documents as amended by this Agreement that would constitute an Event of Default or a Default.
6.    Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.
7.    Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile or pdf or other similar electronic transmission shall be effective as an original.
8.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
9.    Entire Agreement. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
10.    Fees and Expenses. The Borrowers jointly and severally agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Agreement and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Parker, Hudson, Rainer & Dobbs, LLP, as counsel to the Administrative Agent, and applicable local counsel.
11.    Credit Document Pursuant to Credit Agreement. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

IN WITNESS WHEREOF, the signatories hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ALERIS INTERNATIONAL, INC., as a Borrower
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
ALERIS ROLLED PRODUCTS, INC., as a Borrower
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
ALERIS ROLLED PRODUCTS, LLC, as a Borrower
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
ALERIS ROLLED PRODUCTS SALES CORPORATION, as a Borrower
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
IMCO RECYCLING OF OHIO, LLC, as a Borrower
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
ALERIS RECYCLING, INC., as a Borrower and a Recycling Credit Party
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

ALERIS SPECIFICATION ALLOYS, INC., as a Borrower and a Recycling Credit Party
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
ALERIS SPECIALTY PRODUCTS, INC., as a Borrower and a Recycling Credit Party
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
ALERIS RECYCLING BENS RUN, LLC, as a Borrower and a Recycling Credit Party
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
ETS SCHAEFER, LLC, as a Borrower and a Recycling Credit Party
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
ALERIS OHIO MANAGEMENT, INC., as a Borrower
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________
NICHOLS ALUMINUM LLC, as a Borrower
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President____________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY,as Canadian Borrower
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: President & Director __________
ALERIS SWITZERLAND GMBH,as European Borrower
By: /s/ Sean M. Stack _________________ Name: Sean M. Stack ______________ Title: Managing Director____________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent and Co-Collateral Agent

By: /s/ John Yankauskas ____________________
Name: John Yankauskas ____________________
Title: Sr. Vice President ____________________

REQUIRED LENDERS:	BANK OF AMERICA, N.A., as a Lender By: /s/ John Yankauskas ____________________ Name: John Yankauskas ____________________ Title: Sr. Vice President ____________________

BANK OF AMERICA, N.A. (acting through its Canada branch),as a Canadian Lender

By: /s/ Sylwia Durkiewicz___________________
Name: Sylwia Durkiewicz___________________
Title: Vice President _______________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

JPMORGAN CHASE BANK, N.A., as Co-Collateral Agent and a Lender By: /s/ Mac A. Banas_______________________ Name: Mac A. Banas_______________________ Title: Authorized Officer____________________
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender By: /s/ Auggie Marchett_____________________ Name: Auggie Marchett_____________________ Title: Authorized Officer ___________________
JPMORGAN CHASE BANK, N.A. (LONDON BRANCH), as a Lender By: /s/ Tim Jacob ________________________ Name: Tim Jacob ________________________ Title: Senior Vice President__________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

DEUTSCHE BANK AG NEW YORK BRANCH, as Co-Collateral Agent, Documentation Agent, and a Lender

By: /s/ Marcus M. Tarkington_______________
Name: Marcus M. Tarkington________________
Title: Director ____________________________

By: /s/ Dusan Lazarov______________________ Name: Dusan Lazarov ______________________ Title: Director ____________________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

BARCLAYS BANK, PLC, as a Lender By: /s/ Joseph Jordan_______________________ Name: Joseph Jordan_______________________ Title: Managing Director____________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

CITIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance Inc., F/K/A RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., a subsidiary of RBS CITIZENS, N.A., as a Lender

By: /s/ James G. Zamborsky _________________
Name: James G. Zamborsky _________________
Title: Vice President _______________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Andrew Blickensderfer________________ Name: Andrew Blickensderfer________________ Title: Assistant Vice President________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Gregory J. Hall______________________ Name: Gregory J. Hall______________________ Title: Vice President________________________
PNC BANK CANADA BRANCH, as a Lender By: /s/ Michael Etienne_____________________ Name: Michael Etienne_____________________ Title: Senior Vice President__________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH, as a Lender By: /s/ Mikhail Faybusovich_________________ Name: Mikhail Faybusovich_________________ Title: Authorized Signatory__________________
By: /s/ D. Andrew Maletta __________________ Name: D. Andrew Maletta __________________ Title: Authorized Signatory__________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

GOLDMAN SACHS BANK USA, as a Lender By: /s/ Michelle Latzoni ____________________ Name: Michelle Latzoni ____________________ Title: Authorized Signatory__________________

Signature Page to Consent, Release and First Amendment to
Amended and Restated Credit Agreement and Other Credit Documents

WELLS FARGO BANK, N.A.
(including acting through its London Branch),
as a Lender

By: /s/ Matt Harbour ______________________
Name: Matt Harbour ______________________
Title: Authorized Signatory _________________

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender By: /s/ David G. Phillips ____________________ Name: David G. Phillips ____________________ Title: Senior Vice President__________________

EXHIBIT A

ACKNOWLEDGEMENT AND AGREEMENT
Each Credit Party listed below hereby acknowledges that it has reviewed the Consent, Release and First Amendment to Amended and Restated Credit Agreement and Other Credit Documents dated as of February __, 2015 to which this Acknowledgement and Agreement is attached as an exhibit (the "Amendment") and hereby consents to the execution, delivery and performance thereof by the Borrowers. Each Credit Party hereby ratifies and reaffirms its obligation under each Credit Document to which it is a party and agrees that, after giving effect to the Amendment, neither the modification of the Credit Agreement or any other Credit Documents effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment or any other Credit Document, nor the release of any of the Recycling Credit Parties, impairs the validity or effectiveness of any Credit Document to which it is a party or impairs the validity, effectiveness, perfection or priority of the Liens granted pursuant to any other Credit Document to which it is a party or by which it is otherwise bound.

DUTCH ALUMINUM C.V., as a Guarantor By: ___________________________________ Name: __________________________________ Title: ___________________________________

ALERIS ALUMINUM NETHERLANDS BV, (formerly known as Aleris Recycling Holding B.V.), as a Guarantor

By: ___________________________________
Name: __________________________________
Title: ___________________________________

ALERIS ALUMINUM SALES EUROPE GMBH, as a Guarantor By: ___________________________________ Name: __________________________________ Title: ___________________________________
ALERIS ALUMINUM FRANCE SAS, as a Guarantor By: ___________________________________ Name: __________________________________ Title: ___________________________________

ALERIS ALUMINUM BELGIUM BVBA, as a Guarantor By: ___________________________________ Name: __________________________________ Title: ___________________________________
ALERIS ALUMINUM DENMARK APS, as a Guarantor By: ___________________________________ Name: __________________________________ Title: ___________________________________

EXHIBIT B

RELEASE OF RECYCLING CREDIT PARTIES

Effective as of ________________, 2015, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders party to the Credit Agreement (as defined below) (in such capacity, the "Administrative Agent"), on behalf of such Lenders, does hereby remise, release and discharge pursuant to the terms and conditions of that certain Consent, Release and First Amendment to Amended and Restated Credit Agreement and Other Credit Documents dated as of February __, 2015, each of (i) ALERIS RECYCLING, INC., a Delaware corporation ("Recycling"), (ii) ALERIS SPECIALTY PRODUCTS, INC., a Delaware corporation ("Specialty Products"), (iii) ALERIS SPECIFICATION ALLOYS, INC., a Delaware corporation ("Specification Alloys"), (iv) ALERIS RECYCLING BENS RUN, LLC, a Delaware limited liability company ("Bens Run"), (v) ETS SCHAEFER, LLC, an Ohio limited liability company ("Schaefer"), (vi) ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, an unlimited liability company organized under the laws of Nova Scotia ("Specification Alloy Canada"), (vii) ALERIS RECYCLING (GERMAN WORKS) GMBH, a limited liability company organized under the laws of Germany ("Recycling German Works"), and (viii) ALERIS RECYCLING (SWANSEA) LTD., a company organized under the laws of England and Wales ("Recycling Swansea"; and Recycling, Specialty Products, Specification Alloys, Bens Run, Schaefer, Specification Alloy Canada, Recycling Swansea and Recycling German Works, collectively, the "Recycling Credit Parties" and each a "Recycling Credit Party") from its Obligations under (and defined in) that certain Amended and Restated Credit Agreement dated as of June 30, 2011 by and among ALERIS INTERNATIONAL, INC., a Delaware corporation ("Aleris"), the other borrowers party thereto (together with Aleris, the "Borrowers"), the Lenders party thereto (the "Lenders") and Administrative Agent and the other agents specified therein (as at any time amended, restated, modified or supplemented, the "Credit Agreement") and the other Credit Documents (as defined in the Credit Agreement). Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Release.
This Release releases each of the Recycling Credit Parties from its respective Obligations under the Credit Agreement and the other Credit Documents; provided, however, that nothing herein shall be deemed a termination or release of the claims, demands, liabilities and obligations of any Borrower or other Credit Party other than the Recycling Credit Parties.
In consideration of Administrative Agent's and Lenders' agreement to provide this Release, each of the Recycling Credit Parties hereby releases, acquits and forever discharges each Agent, each Issuing Lender and each Lender, and each of their respective officers, directors, employees, representatives, agents, Affiliates, trustees and investment advisors (each, a "Releasee", and collectively, the "Releasees"), from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that the undersigned now has or ever had against any of the Releasees, whether arising under or in connection with the Credit Documents or otherwise, and each of the Recycling Credit Parties hereby represents and warrants to the Releasees that such Recycling Credit Party has not transferred or assigned to any person or entity of any kind any claim that the undersigned ever had or claimed to have against any Releasee.
The effectiveness of this Release is conditioned on Administrative Agent's receipt of each of the Recycling Credit Parties' acknowledgment and agreement hereto, duly executed by each Recycling Credit Party.

This Release is binding upon, and shall inure to the benefit of, each Recycling Credit Party and each Releasee and their respective successors and assigns (as applicable). This Release and the acknowledgment hereto may be executed in separate counterparts, all of which, when taken together, shall constitute one and the same instrument. Any manually executed signature page to this Release or to the acknowledgment hereto, which is delivered by or on behalf of a signatory by facsimile or other electronic transmission, shall be deemed an original counterpart hereof.

WHEREAS, a duly authorized officer or other representative of Administrative Agent, on behalf of Lenders, has executed and delivered this Release as of the date first set forth above.

BANK OF AMERICA, N.A., as Administrative Agent
By:________________________________ Name:___________________________ Title:____________________________

Acknowledged and agreed as of the day and date first set forth above:
ALERIS RECYCLING, INC., as a Recycling Credit Party
By:________________________________ Name:___________________________ Title:____________________________
ALERIS SPECIFICATION ALLOYS, INC., as a Recycling Credit Party
By:________________________________ Name:___________________________ Title:____________________________
ALERIS SPECIALTY PRODUCTS, INC., as a Recycling Credit Party
By:________________________________ Name:___________________________ Title:____________________________

ALERIS RECYCLING BENS RUN, LLC, as a Recycling Credit Party
By:________________________________ Name:___________________________ Title:____________________________
ETS SCHAEFER, LLC, as a Recycling Credit Party
By:________________________________ Name:___________________________ Title:____________________________
ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, as a Recycling Credit Party
By:________________________________ Name:___________________________ Title:____________________________
ALERIS RECYCLING (GERMAN WORKS) GMBH, as a Recycling Credit Party
By:________________________________ Name:___________________________ Title:____________________________
ALERIS RECYCLING (SWANSEA) LTD., as a Recycling Credit Party
By:________________________________ Name:___________________________ Title:____________________________

EXHIBIT C-1

UCC AMENDMENTS AND
OTHER RELEASE DOCUMENTATION

(REPURCHASED RECEIVABLES)

See attached.

EXHIBIT C-2

UCC TERMINATIONS AND
OTHER RELEASE DOCUMENTATION

(RECYCLING CREDIT PARTIES)

See attached.